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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


     Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  July 20, 1995



                                   KEYCORP
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            (Exact name of registrant as specified in its charter)

             Ohio                          0-850                 34-6542451
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(State or other jurisdiction of         (Commission           (I.R.S. Employer
        incorporation)                  File Number)         Identification No.)

            127 Public Square, Cleveland, Ohio                   44114-1306
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            (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (216) 689-6300
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Item 5.         Other Events
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                On July 20, 1995, the Registrant issued a press release
                announcing its earnings results for the three month and six month periods ended June 30, 1995. This press release is attached as Exhibit 99 to this report and incorporated herein by reference.



Item 7.         Financial Statements, Pro Forma Financial Statements and
                --------------------------------------------------------
                Exhibits
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(c)             Exhibits
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                99.  The Registrant's July 20, 1995 press release announcing its earnings results for the three month and six month periods ended June 30, 1995.


                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                         KEYCORP
                                                ------------------------
                                                      (Registrant)

                                                /s/ Lee Irving
Date: July 20, 1995                             ------------------------
                                                By:  Lee Irving
                                                     Executive Vice President
                                                     and Chief Accounting
                                                     Officer